BBH BROAD MARKET FUND
CLASS N SHARES (“BBBMX”)
CLASS I SHARES (“BBBIX”)

BBH CORE SELECT
CLASS N SHARES (“BBTEX”)

BBH INTERNATIONAL EQUITY FUND
CLASS N SHARES (“BBHEX”)
CLASS I SHARES (“BBHLX”)

     SUPPLEMENT DATED FEBRUARY 28, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2010

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

Effective immediately and until March 6, 2010, the following replaces the section entitled “Custodian, Transfer and Dividend Disbursing Agent” in the SAI.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

BBH (the "Custodian"), 140 Broadway, New York, New York 10005, is the Custodian for the Fund. As Custodian for the Fund, it is responsible for maintaining books and records of the Fund’s portfolio transactions and holding the Fund’s portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Trust, the Custodian maintains the accounting records for the Fund and each day computes the NAV per share of the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund’s shares.